WARRANTS	12 Months Ended
Dec. 31, 2025
Warrants and Rights Note Disclosure [Abstract]
WARRANTS	WARRANTS
At December 31, 2025, the Company had 37,500 common stock warrants outstanding to purchase shares of its common stock with an exercise price of £12.00 per share. These warrants expire on March 28, 2027.
The warrants were issued during the year ended December 31, 2024 to third-party investors in connection with their participation in broader financing support arrangements relating to WeCap plc, which in turn provided funding to the Company. The warrants were not issued in exchange for employee or non-employee services and do not represent share-based compensation arrangements within the scope of ASC 718.

Management evaluated the warrants under ASC 480, Distinguishing Liabilities from Equity, and ASC 815-40, Contracts in Entity’s Own Equity, and concluded that the warrants represent freestanding equity-classified instruments indexed to the Company’s own stock and are appropriately classified within shareholders’ equity.

Because the warrants are exercisable for a fixed number of shares at a fixed exercise price and do not include service-based vesting conditions or provisions requiring cash settlement by the Company, no liability recognition or subsequent fair value remeasurement is required. Additionally, as the warrants were not issued in exchange for goods or services and did not represent a financing transaction requiring allocation of proceeds, no share-based compensation expense or other issuance-date accounting entry was recognized in the consolidated financial statements in connection with the issuance of the warrants.

The warrants became exercisable following completion of a contractual restriction period and remain exercisable through their contractual term unless exercised or otherwise expired. As of December 31, 2025, all warrants remained outstanding.